SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) January 19, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


    Pennsylvania                  0-10822                    25-1229323
(State of other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)






Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On January 19, 1999 Biocontrol Tecnology, Inc. announced that its subsidiary Diasense, Inc., which owns the technology and marketing rights to the Diasensor1r 1000 noninvasive glucose sensor, is changing its corporate name to Diasensor.com, Inc. The change is being made as part of a new internet marketing plan that will wrap the Diasensor 1000 into an overall diabetic care program utilizing the Diasensor for internet transfer of extensive patient data stored in the device.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired -
               Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                  by /s/ Fred E. Cooper
                                         Fred E. Cooper, CEO

DATED:  January 19, 1999


                                 BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



 BIOCONTROL SUBSIDIARY DIASENSE, INC. TO UNDERGO NAME CHANGE AS
               PART OF NEW INTERNET MARKETING PLAN

     Pittsburgh, PA - January 19, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that its subsidiary Diasense, Inc., which owns the technology and marketing rights to the Diasensorr1000 noninvasive glucose sensor, is changing its corporate name to Diasensor.com, Inc. The change is being made as part of a new internet marketing plan that will wrap the
Diasensor 1000 into an overall diabetic care program utilizing the Diasensor for internet transfer of extensive patient data stored in the device.
     The Company has registered the domain name www.diasensor.com where an interactive website will be developed to assist in the marketing of this innovative concept.
     Once  the  plan  is  finalized,  further  details  will   be
released.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Also located in Pittsburgh, PA, Diasense is a subsidiary of Biocontrol Technology and owns the patent, marketing and distribution rights to the sensor. Biocontrol has the exclusive rights to the research and development and manufacturing of the sensor.




WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204

_______________________________
1